Portland General Electric EARNINGS CONFERENCE CALL FIRST QUARTER 2023 Exhibit 99.2

Cautionary statement Information Current as of April 28, 2023 Except as expressly noted, the information in this presentation is current as of April 28, 2023 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statement Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward- looking statements represent our estimates and assumptions as of the date of this report. The Company assumes no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements include statements regarding the Company's full-year earnings guidance (including expectations regarding annual retail deliveries, hydro conditions, wind generation, normal thermal plant operations, operating and maintenance expense and depreciation and amortization expense) as well as other statements containing words such as "anticipates," "based on," "believes," "conditioned upon," "considers," “could,” "estimates," "expects," "forecast," "goals," "intends," "needs," "plans," "predicts," "projects," "promises," "seeks," "should," "subject to," "targets,“ “will likely result”, “will continue,” or similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the timing or outcome of various legal and regulatory actions; changing customer expectations and choices that may reduce demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation and battery storage facilities, including hydro conditions, wind conditions, disruption of transmission and distribution, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; delays in the supply chain and increased supply costs (including application of tariffs impacting solar module imports), failure to complete capital projects on schedule or within budget, inability to complete negotiations on contracts for capital projects, failure of counterparties to perform under agreement, or the abandonment of capital projects, which could result in the Company's inability to recover project costs, or impact our competitive position, market share, revenues and project margins in material ways; default or nonperformance of counterparties from whom PGE purchases capacity or energy, which require the purchase of replacement power and renewable attributes at increased costs; complications arising from PGE's jointly-owned plant, including ownership changes, regulatory outcomes or operational failures; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy market conditions, which could affect the availability and cost of purchased power and fuel; the development of alternative technologies; changes in capital and credit market conditions, including volatility of equity markets, reductions in demand for investment-grade commercial paper or interest rates, which could affect the access to and availability or cost of capital and result in delay or cancellation of capital projects or execution of the Company's strategic plan as currently envisioned; general economic and financial market conditions, including inflation; the effects of climate change, whether global or local in nature; unseasonable or severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, third party liability or that may affect energy costs or consumption; the effectiveness of PGE's risk management policies and procedures; PGE's ability to effectively implement Public Safety Power Shutoffs (PSPS) and de-energize its system in the event of heightened wildfire risk; cyber security attacks, data security breaches, physical attacks and security breaches, or other malicious acts, which could disrupt operations, require significant expenditures, or result in claims against the Company; employee workforce factors, including potential strikes, work stoppages, transitions in senior management, and the ability to recruit and retain key employees and other talent and turnover due to macroeconomic trends; PGE business activities are concentrated in one region and future performance may be affected by events and factors unique to Oregon; widespread health emergencies or outbreaks of infectious diseases such as COVID-19, which may affect our financial position, results of operations and cash flows; failure to achieve the Company's greenhouse gas emission goals or being perceived to have either failed to act responsibly with respect to the environment or effectively responded to legislative requirements concerning greenhouse gas emission reductions; political and economic conditions; and risks and uncertainties related to 2021 All-Source RFP final shortlist projects. As a result, actual results may differ materially from those projected in the forward-looking statements. Risks and uncertainties to which the Company are subject are further discussed in the reports that the Company has filed with the United States Securities and Exchange Commission (SEC). These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov and on the Company’s website, investors.portlandgeneral.com. Investors should not rely unduly on any forward-looking statements. 2

Topics for today’s call 3 Business Update Maria Pope, President and CEO • Financial and operational highlights • Strategic updates Financial Update Jim Ajello, Senior VP of Finance, CFO, Treasurer and CCO • Economy and load growth • First quarter 2023 earnings • RFP update and capital investments • Liquidity and financing

First quarter 2023 financial results

Reaffirming

- 2023 adjusted earnings guidance of $2.60 to $2.75 per diluted share
- 2023 load growth guidance of 2.5% to 3%, weather adjusted
- Long-term load growth of 2%, through 2027
- Long-term EPS growth of 5% to 7% off 2022 non-GAAP adjusted base year
- 5% to 7% long-term dividend growth [1]

	Q1 2023	Q1 2022
GAAP net income (in millions)	$74	$60
GAAP diluted earnings per share (EPS)	$0.80	$0.67
Exclusion of 2020 Wildfire and COVID deferral reversal [2]	-	$0.19
Tax effect [3]	-	($0.05)
Non-GAAP adjusted diluted earnings per share	$0.80	$0.81

Quarterly Diluted EPS


$0.80
$1.80 - $1.95(4)
Q1
Q2
Q3
Q4

2023 Adjusted Earnings Guidance
$2.60 - $2.75

Quarterly Diluted EPS


$0.81(2)
$0.67
$0.72
$0.65
$0.56
Q1
Q2
Q3
Q4

2022 GAAP Diluted EPS
$2.60

2022 Non-GAAP Diluted EPS
$2.74

(1) The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected
(2) PGE believes that excluding the effects of the previously disclosed 2020 Wildfire and COVID deferral reversal provides a meaningful representation of the Company's comparative earnings and reflects the present operating financial performance (see appendix for important information about non-GAAP measures)
(3) Tax effects were determined based on the Company's full-year blended federal and state statutory tax rate
(4) Q2-Q4 2023 estimate based on 2023 earnings guidance

PGE

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Strategic updates Performance • Driving operational efficiencies to deliver largely flat O&M: new digital tools and technology deployments Risk Management • Managing power cost variability and customer price impacts by working with regulators, lawmakers and stakeholders Value Creation for Stakeholders Growth • Sustained load and customer growth • New renewable and non- emitting resources including 400 MW of new battery storage 5

Q1 2023 earnings bridge 6 Q1 2022 GAAP EPS Q1 2023 GAAP EPS Note: Dollar values are earnings per diluted share Depreciation and amortization expense 2020 Wildfire and COVID deferral reversal Interest expense Other Q1 2022 Non-GAAP EPS AFUDCNon-qualified benefit trust Load growth Dilutive impact of equity draw Customer composition Impact of higher load on Q1 2023 power costs Impact of higher prices on Q1 2023 power costs

2021 RFP Update

Project Name	Clearwater Wind [1]	Seaside Grid	Troutdale Grid
Project Location	Eastern Montana	Portland, OR	Troutdale, OR
Project Type	Wind	Battery Energy Storage System	Battery Energy Storage System
PGE Ownership %	67%	100%	-
Total Nameplate Capacity	311 MW	200 MW	200 MW
PGE Ownership	208 MW	200 MW	-
Net PGE Capital Cost (excluding AFUDC)	$415 million	$360 million	PGE will purchase capacity under a 20-year storage capacity agreement
Estimated In-Service Date	12/31/2023	6/30/2025	12/31/2024

PGE continues to negotiate with a remaining short-list bidder for a 75-MW company-owned BESS project

PGE plans to issue the forthcoming 2023 All-Source RFP in mid-2023, with final project selection anticipated in 2024

(1) Note: Project which will be part of the larger Clearwater Wind development in Eastern Montana

PGE

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Note: Dollar values in millions. Capital expenditures exclude allowance for funds used during construction. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors and may differ materially from the amounts reflected in this capital expenditure forecast (1) Values presented do not include incremental potential investments for future RFP cycles Reliability and resiliency investments 8 $840 Capital expenditures forecast(1) $160 $150 $150 $150 $150 $500 $550 $570 $570 $570 $180 $80 $80 $80 $80 $415 $70 $130 $160 2023 2024 2025 2026 2027 Generation T&D General, Technology, Strategic Clearwater Wind Seaside Battery $800$800 $1,325 with Clearwater and Seaside $910 with Seaside $960 with Seaside $780 $800

Ratings S&P Moody’s Senior Secured A A1 Senior Unsecured BBB+ A3 Commercial Paper A-2 P-2 Outlook Stable Stable Credit Facilities $582 Letters of Credit $85 Total Liquidity: $679 million as of March 31, 2023 (dollars in millions) Cash $12 Liquidity and financing Actual and expected 2023 financings (dollars in millions) Q1 Q2 Q3 Q4 Long-term debt $100(1) - $100 $200 Short-term debt $68 - - - 9 Equity financings (dollars in millions) Total available Settled to-date 2022 Equity Forward Sale Agreement(2) $485 $300 At-The-Market Offering Program(3) $300 - (1) Bond purchase agreement was entered on November 30, 2022, and Bonds were issued and funded in full on January 13, 2023 (2) In 2022, PGE entered into an equity forward sale agreement (EFSA) in connection with a public offering of 11,615,000 shares (including 1,515,000 shares in connection with the underwriters’ exercise of their option to purchase additional shares) of its common stock. In March 2023, the Company issued 7,178,016 shares pursuant to the EFSA and received net proceeds of $300 million. Remaining draws against the existing 2022 Equity Forward Sale Agreement is expected to be completed by the end of the Agreement’s 24-month term. Amounts presented are net of underwriting discount of $1.23625 per share. (3) PGE entered into an at-the-market offering program in the second quarter of 2023. The proceeds from the issuances of common stock will be used for general corporate purposes and renewable energy investments

Appendix

This presentation contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides a meaningful representation of the Company’s comparative earnings per share and enables investors to evaluate the Company’s ongoing operating financial performance. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: • Non-cash Wildfire and COVID deferral reversal charge associated with the year ended 2020, resulting from the OPUC’s 2022 GRC Final Order earnings test Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, management is unable to estimate specific items requiring adjustment, which could potentially impact the Company’s GAAP earnings (such as potential adjustments described above) for future periods and therefore cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. PGE’s reconciliation of non-GAAP earnings for the three months ended March 31, 2022, and the year ended December 31, 2022, are on the following slide. 11 Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the quarter ended March 31, 2022 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the quarter ended March 31, 2022 $60 $0.67 Exclusion of 2020 Wildfire and COVID deferral reversal 17 0.19 Tax effect (1) (5) (0.05) Non-GAAP as reported for the quarter ended March 31, 2022 $72 $0.81 Non-GAAP Earnings Reconciliation for the year ended December 31, 2022 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the year ended December 31, 2022 $233 $2.60 Exclusion of released deferrals related to 2020 17 0.19 Tax effect (1) (5) (0.05) Non-GAAP as reported for the year ended December 31, 2022 $245 $2.74 Non-GAAP financial measures (1) Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate 12